UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 30, 2004

INFORMATION HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14371	06-1518007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2777 Summer Street, Suite 602, Stamford, CT		06905
(Address of principal executive offices)		(Zip Code)

(203) 961-9106
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On November 30, 2004, The Thomson Corporation (“Thomson”) announced the completion of its acquisition of Information Holdings Inc. (“IHI”).  Holders of IHI common stock will receive $28.00 in cash for each share of IHI common stock.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The foregoing is qualified in its entirety by reference to such document.

Item 9.01.    Financial Statements and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits.

          The following exhibit is part of this report:

Exhibit No.                                         Description
99.1                                                      Copy of the Company’s press release, issued on  November 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION HOLDINGS INC.

Date: November 30, 2004

	By:	/s/ Vincent A. Chippari
Name: Vincent A. Chippari
Title: Executive Vice President and Chief Financial Officer

Exhibit No.	Description
99.1	Copy of the Company’s press release, issued on November 30, 2004.